UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 23, 2009


                                  CytoDyn, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                     000-49908                  75-3056237
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation                                       identification No.)


                      1511 Third Street, Santa Fe, NM 87505
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)
                 227 E. Palace Ave, Suite M, Santa Fe, NM 87501


Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

We have settled all law suits with Rex H. Lewis, Maya LLC and all other parties involved in our litigation as previously reported. All cases have been dismissed without prejudice in all jurisdictions. As part of the settlement agreement however, the company will pay Maya LLC $25,000 on December 31, 2009. In exchange Rex Lewis and Maya LLC will not proceed with any further litigation nor will he/they interfere with our current FDA application.


                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CytoDyn, Inc.


Date: February 23, 2009
                                               /s/ Allen D. Allen
                                               ----------------------------
                                               Allen D. Allen